NATIONWIDE MUTUAL FUNDS
Nationwide BNY Mellon Core Plus Bond ESG Fund
Nationwide Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund
Supplement dated December 18, 2023
to the Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective January 1, 2024, the information relating to Edward Jones in Appendix A of the Prospectus is deleted in its entirety and replaced with the following:

Edward D. Jones & Co., L.P. (“Edward Jones”)
Shareholders who are clients of Edward Jones purchasing Fund shares through Edward Jones commission and fee-based platforms will be eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from those stated in this Prospectus or the SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones, at the time of purchase, of any relationship, holdings of fund family assets, or other facts qualifying the purchaser for discounts or waivers. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers:
Waiver of Class A Sales Charges for Fund Shares Purchased through Edward Jones
●
employees of Edward Jones, its affiliates other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the employee. This waiver will continue for the remainder of the employee's life if the employee retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures;

●	shares purchased in an Edward Jones fee-based program;
●	shares purchased through reinvestment of capital gains distributions and dividend reinvestment;
●
shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made from a share class that charges a front-end sales load and occur in the same account or the sale proceeds are used to process an IRA contribution, excess contributions, conversion recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for Rights of Accumulation, as described below;

●
shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus;

●	exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones;
●	purchases of 529 Plan Class A shares through a rollover from either another education savings plan or a security used for qualified distributions and
●	purchases of 529 Plan shares made for recontribution of refunded amounts.

Front-End Load Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation and Letters of Intent
●	Breakpoints as described in this Prospectus;
●
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of fund family assets held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV) and

●
Letters of Intent (“LOI”) which allow for sales charge and breakpoint discounts based on anticipated purchases within a fund family, through Edward Jones, over a 13-month period of time. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at the LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

CDSC Waivers on either Class A or Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder will be responsible to pay the CDSC except in the following conditions:
●	shares redeemed from the death or disability of the shareholder;
●	shares sold as part of systematic withdrawals with up to 10% per year of the account value;
●	a return of excess contributions from an IRA account;
●
shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on the applicable IRS regulations, as described in this Prospectus;

●	shares redeemed to pay Edward Jones fees or costs, but only if the transaction is initiated by Edward Jones;
●	shares exchanged in an Edward Jones fee-based program;
●	shares acquired through NAV reinstatement and
●	shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding the Transactions Through Edward Jones
Minimum Purchase Amounts
●	Initial purchase minimum: $250
●	Subsequent purchase minimum: none

Minimum Balances
●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
●	A fee-based account held on an Edward Jones platform
●	A 529 account held on an Edward Jones platform
●	An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange a shareholder’s holdings of a Fund’s share class to Class A shares of the same fund at NAV.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE